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                                                                   EXHIBIT 10.26


                                    L E A S E

                                      F O R


                            MAINLAND OFFICE BUILDING

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L A N D L O R D Guinea Road Associates, T/A Mainland Enterprises
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T E N A N T                PROTIX, INC.
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                                2/24/95 - 3/31/98

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                                      LEASE

                                TABLE OF CONTENTS

1.       Lease Premises/Term/Base Rent
2.       CPI Increase
3.       Operating Expenses
4.       Basic Terms and Provisions
5.       Use of Demised Premises
6.       Upkeep of Demised Premises
7.       Assignment and Subletting
8.       Additional Use of Demised Premises
9.       Improvements/Alterations
10.      Signage/Advertisements/Heavy Equipment/Moving
11.      Office Machinery
12.      Entry for Repairs and Inspections
13.      Conforming to Governmental Rules and Regulations/Manufacturing on
         Premises
14.      Rules and Regulations
15.      Repairs and Maintenance
16.      Liability Insurance
17.      Tenant's Waiver of Claim
18.      Services
19.      Bankruptcy
20.      Late Charges
21.      Remedies of Landlord
22.      Damage by Fire or Casualty
23.      Subordination
24.      Eminent Domain
25.      Survivorship and Assignment
26.      Lease Renewals
27.      Holding Over
28.      Possession
29.      Right to Enter
30.      Written Space Plan Approval
31.      Environmental Clause
32.      Written Changes
33.      Gender
34.      Notices
36.      Validity Clause
37.      Endorsements
38.      Personal Guaranty
         Addendum
         Exhibit A

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                                    L E A S E

         THIS AGREEMENT made this 30th day of January, 1995 by and between Guinea Road Associates ProTix (Tenant), and Guinea Road Associates (Landlord).


                                   WITNESSETH:

         1. LEASE PREMISES/TERM/BASE RENT: That the Landlord for and in consideration of the covenants and agreements hereinafter set forth and the rent hereinafter specifically reserved, has leased, and does hereby lease, unto said Tenant the space described as follows: Suite #340, 5,764 rentable square feet as shown on Exhibit "A", including 31 parking spaces at no charge. in the building located at 106880 Main Street, Fairfax, VA for the term of Three (3 and thirty six days) years (or until such term shall sooner cease and expire as hereinafter provided) commencing on the 24th day of February, 1995, and ending on the 31st day of March , 1998, both dates inclusive, the said tenant yielding and paying as rent for said term the sum of Two Hundred Seventy-two thousand six hundred ninety-four & 96/100 dollars ($272,694.96) without deduction or demand, payable in advance in equal monthly installments of
                                  See Addendum
                                  Seven thousand five hundred seventy-four &
86/100 (7,574.86 On the entire space) (hereinafter referred to as the basic monthly rental), a one month deposit payable on the execution of this agreement and all rental installments payable in advance on the first day of each and every month during the said term at the office of Guinea Road Associates 3975 University Drive, Fairfax, VA 22030, or at such other place as the Landlord may hereafter designate in writing. Rent checks are to be made payable to Guinea Road Associates or such other person, firm or corporation as the Landlord may designate in writing.

         3. OPERATING EXPENSES: The basic monthly rental stipulated above shall be increased each lease year, beginning the second lease year, or any portion thereof, one-twelfth (1/12) of the Tenant's pro-rata share, namely ten percent (10%) for any increase in real estate taxes and operating expenses as hereinafter defined. Landlord and Tenant agree that the foregoing percentage of Tenant's pro-rata share represents the ratio of the area that the leased premises bears to the rentable area of office space contained in the building of which the leased premises is a part.


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         The term "real estate taxes" shall be defined as meaning all taxes and assessments levied, assessed or imposed at any time by any governmental authority upon or against the land and/or building of which the leased premises form a part, and also any tax or assessments levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said land and/or building to the extent that same shall be in lieu of all or a portion of the aforesaid taxes or assessments upon or against said land or buildings.

    *   Tenant's prorata share of real
        estate tax and operating expense
        pass-throughs, ___ be applied
        after the base year shall not be
        increased by more than $0.40 per
        square foot per year.

         The term "operating expenses" is defined as meaning any and all expenses incurred by the Landlord in connection with the servicing, operating, maintenance and repair of the building and related exterior appurtenances of which the leased premises is a part. "Operating expenses" shall not include any of the following: capital improvements, painting, decorating or other work which is paid for by such Tenant, interest and amortization of mortgages, depreciation of the building, ground rent, compensation paid to officers or executives of the Landlord or management agent; and income of the Landlord from the operation of the building.

         A statement of "operating expenses of the building" prepared by Landlord's accountant shall be provided to the Tenant within a reasonable time from the Tenant's request.

         The term "lease year" is defined as meaning the first (1st) consecutive twelve (12) month period commencing on February 24 19 95 , and each succeeding twelve (12) month period thereafter.

         The appropriate increase in real estate taxes and operating expenses to be paid by the Tenant shall be calculated by comparing the costs of operating expenses and real estate taxes incurred in


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the calendar year of the first lease year (calendar year 1995 ) to the operating expenses and real estate taxes for the calendar year prior to the first lease year. Any increase in operating expenses and real estate taxes shall then be divided by Tenant's pro-rata share in order to determine Tenant's additional rent. At the end of each (fiscal) year, the Landlord shall render to the Tenant a statement reflecting Tenant's pro-rata share of any increase in operating expenses and real estate taxes.

         Tenant agrees to pay as additional rent to the Landlord for each lease year beginning the second lease year Tenant's pro-rata share of any increase in operating expenses and real estate taxes, said payments to be made in equal monthly installments (namely 1/12th of the annual increase aforesaid) on the stipulated day of each month as previously determined for payment of rent and each month thereafter until a new pro-rata share is calculated for the subsequent lease year.

         4. BASIC TERMS AND PROVISIONS: The Tenant does hereby take and hold said demised premises at the rent hereinabove specifically reserved and payable as aforesaid, and upon and subject to the terms and conditions herein contained.

         5. USE OF DEMISED PREMISES: The Tenant shall use and occupy the demised premises for offices and for the operation of a city wide ticketing system and for no other purposes whatsoever without the prior written consent of the Landlord.

         6. UPKEEP OF DEMISED PREMISES: The Tenant agrees that he will keep the demised premises and the fixtures therein in good order and condition and will, at the expiration or other termination of the term hereof surrender and deliver up the same in like good order and condition as the same now is or shall be at the commencement of the term hereof, ordinary wear and tear, and damage by the elements, fire, and other unavoidable casualty excepted.

         7. ASSIGNMENT AND SUBLETTING: Tenant shall not voluntarily or by operation of law assign, encumber or otherwise transfer this Lease, and shall not sublet the leased premises or allow any other person to occupy or use all of or any part of the leased premises without the prior written consent of Landlord, which consent shall


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not be unreasonably withheld; provided, it shall not be unreasonable for
Landlord to withhold its consent to any assignment, encumbrance, sublease or other transfer if a proposed transferee's anticipated use of the leased premises involves the generation, storage, use, treatment or disposal of any Hazardous Material. No consent to any assignment or subletting shall constitute a further waiver of this section. Any such assignment or subletting without such consent shall be void and shall at Landlord's option constitute a default. No sublease or assignment shall be deemed to release Tenant from any of the obligation hereunder.

         Any modification, revisions or changes in this lease shall be by instrument in writing properly executed by the parties herein. The fact of such modifications, revision or change shall be noted on the margin of the Lease and shall be properly numbered.

         8. ADDITIONAL USE OF DEMISED PREMISES: The Tenant will not do or permit anything to be done in the demised premises or the building of which they are a part or bring or keep anything therein which shall in any way increase the rate of fire or other insurance in said building, or on the property kept therein, or obstruct, or interfere with the rights of other tenants, or in any way injure or annoy them, or those having business with them, or conflict with them, or conflict with the fire laws or regulations, or with any insurance policy upon said building or any part thereof, or with any statutes, rules or regulations enacted or established by the appropriate governmental authority.

         9. IMPROVEMENTS/ALTERATIONS: Tenant will not make any alterations, installations, changes, replacements, additions, or improvements (structural or otherwise) in or to the demised premises or any part thereof, without the prior written consent of Landlord, which shall not be unreasonably withheld.

                  It is distinctly understood that all alterations, installations, changes, replacements, additions to or improvements upon the demised premises (whether with or without the Landlord's consent), shall at the election of the Landlord remain upon the demised premises and be surrendered with the demised premises at


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the expiration of this lease without disturbance, molestation or injury. Should the Landlord elect that alterations, installations, changes, replacements, additions to or improvements made by the Tenant upon the demised premises be removed upon termination of this lease or upon termination of any renewal period hereof, the Tenant hereby agrees to cause same to be removed and the premises restored to original condition and repaired at the Tenant's sole cost and expense and should Tenant fail to remove the same, then and in such event the Landlord may cause same to be removed at the Tenant's expense and the Tenant hereby agrees to reimburse the Landlord for the cost of such removal together with any and all damages which the Landlord may suffer and sustain by reason of the failure of the Tenant to remove the same.

         10. SIGNAGE/ADVERTISEMENTS/HEAVY EQUIPMENT/MOVING: Tenant further agrees that no sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the demised premises or building, except on the directories and doors of offices, and then only in such size, color, and style as the Landlord shall approve; the Landlord may have the right to prohibit any advertisement of any Tenant which in the Landlord's opinion tends to impair the reputation of the building or its desirability as a building for offices or for financial, insurance or other institutions and businesses of like nature, and upon written notice from the Landlord, Tenant shall refrain from and discontinue such advertisement; that the Landlord shall have the right to prescribe the weight, and method of installation and position of safes or other heavy fixtures or equipment and Tenant will not install in the premises any fixture, equipment or machinery that will place a load upon any floor exceeding floor load per square foot area which such floor was designed to carry; that all damage done to the building by taking in or removing a safe or any other article of the Tenant's office equipment, or due to its being in the premises shall be repaired at the expense of the Tenant. No freight, furniture or other bulky matter of any description will be received into the building or carried in the elevators, except at times approved by the Landlord. All moving


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of furniture, material and equipment shall be under the direct control and supervision of the Landlord, who shall however, not be responsible for any damage to or charges for moving same. Tenant agrees to promptly remove from the public area adjacent to said building any of the Tenant's merchandise there delivered or deposited.

         11. OFFICE MACHINERY: Tenant will not install or operate in the premises any electrically operated equipment or other machinery, other than typewriters, adding machines and other such electrically operated office machinery and equipment normally used in modern offices and city wide ticketing system including phone rooms, without first obtaining the prior written consent of the Landlord, who may condition such consent upon the payment of the Tenant of additional rent as compensation for such excess consumption of water and/or electricity as may be occasioned by the operation of said equipment or machinery; nor shall the Tenant install any other equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to or require the use of the water system, plumbing system, heating system, air conditioning system or the electrical system of the demised premises without the prior written consent of the Landlord.

         12. ENTRY FOR REPAIRS AND INSPECTIONS: Tenant further agrees that it will allow the Landlord, its agent or employees to enter the demised premises at all reasonable times to examine, inspect or to protect the same or to prevent damage or injury to the same, or to make such alterations and repairs to the demised or other premises as the Landlord may deem necessary; or to exhibit the same to prospective Tenants during the last three (3) months of the term of this lease or extensions hereof.

         13. CONFORMING TO GOVERNMENTAL RULES AND REGULATIONS/ MANUFACTURING ON
PREMISES: Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of the leased premises and with the recorded covenants, conditions and restrictions, regardless of when they come effective, including, without limitation, all applicable federal, state and local laws,


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regulations or ordinances pertaining to air and water quality, Hazardous
Materials (as hereinafter defined), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and utility availability, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the leased premises.

         14. RULES AND REGULATIONS: The Tenant covenants that the following rules and regulations, and such other and further reasonable rules and regulations as the Landlord may make and which in the Landlord's reasonable judgment are needful for the general well being, safety, care and cleanliness of the demised premises and the building of which they are a part together with their appurtenances, shall be faithfully kept, observed and performed by the Tenant, and by his agents, servants, employees and guests unless waived in writing by the Landlord.

                  (a) The sidewalks, entries, passages, elevators, public corridors and staircases and other parts of the building which are not occupied by the Tenant shall not be obstructed or used for any purpose other than ingress or egress.

                  (b) The Tenant shall not install or permit the installation of any awnings, shades, and the like other than those approved by the Landlord in writing.

                  (c) No additional locks shall be placed upon any doors of the demised premises; and the doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress.

                  (d) The Tenant shall not construct, maintain, use or operate within said demised premises or elsewhere in the building of which the demised premises form a part or on the outside of the building, any equipment or machinery which produces music, sound or noise which is audible beyond the demised premises.

                  (e) Electric and telephone floor distribution boxes must remain accessible at all times.

         15. REPAIRS AND MAINTENANCE: All injury to the demised premises or the building of which they are a part, caused by moving the property of Tenant into, or out of, the said building


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and all breakage done by the Tenant, or the agents, servants, employees and visitors of Tenant, shall be repaired by the Tenant, at the expense of the Tenant. In the event that the Tenant shall fail to do so, then the Landlord shall have the right to make such necessary repairs, alterations or replacements (structural, non-structural or otherwise) and any charge or cost so incurred by the Landlord shall be paid by the Tenant with the right on the part of the Landlord to elect in its discretion, to regard the same as additional rent, in which event such cost or charge shall become additional rent payable with the installment of rent next becoming due or thereafter falling due under the terms of this lease. This provision shall be construed as an additional remedy granted to the Landlord and not in limitation of any other rights and remedies which the Landlord has or may have in said circumstances.

         16. LIABILITY INSURANCE: Tenant agrees to maintain and pay for public liability insurance with bodily limits of $500,000 and $1,000,000, and property damage limits of $300,000, protecting Tenant and Landlord against liability for any accident, injury, or damage on the Demised Premises or caused by the same, and to furnish Landlord with a copy of such insurance policy. Tenant agrees to increase such policy limits if requested by Landlord, except that such increases shall not be unreasonable.

         17. TENANT'S WAIVER OF CLAIM: All personal property of the Tenant in the demised premises or in the building of which the demised premises is a part shall be at the sole risk of the Tenant. The Landlord shall not be liable for any accident to or damage to property of Tenant resulting from the use or operation of elevators or of the heating, cooling, electrical or plumbing apparatus. Landlord shall not, in any event, be liable for damages to property resulting from water, steam or other causes. Tenant hereby expressly releases Landlord from any liability incurred or claimed by reason of damage to the Tenant's property. Landlord shall not be liable in damages, nor shall this lease be affected, for conditions arising or resulting, and which may affect the building of which the demised premises is a part, due to construction on an adjoining or nearby building.


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         Landlord assumes no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted in the demised premises. The Landlord shall not be liable for any accident to or injury to any person or persons or property in or about the demised premises which are caused by the conduct and operations of said business or by virtue of equipment or property of the Tenant in said premises. The Tenant agrees to hold the Landlord harmless against all such claims.

         18. SERVICES: The Landlord shall furnish at all times reasonably adequate electrical current, water, lavatory supplies, and automatically operated elevator service during tenant's normal business hours, and normal and usual cleaning and char services after business hours; the Landlord further agrees to furnish heat and air conditioning during the appropriate seasons of the year, between the hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, provided; however, that the Landlord shall not be liable for failure to furnish, or for suspension or delays in furnishing, any of such services caused by breakdown, maintenance or repair work or strike, riot or civil commotion, or any cause or reason whatever beyond the control of the Landlord.

         19. BANKRUPTCY: If, at any time prior to or during the term of the lease, a petition is filed, either by or against the Tenant, in any Court or pursuant to any Federal, State or municipal Statute whether in bankruptcy, insolvency, for the appointment of a receiver of Tenant's property or for any general assignment made by the Tenant of Tenant's property for the benefit of Tenant's creditors, and if such filing is not dismissed within sixty (60) days of such filing or if Tenant is adjudged bankrupt, then the Landlord, without entry or other act by Landlord, may, at its option, consider this Lease rejected, canceled and terminated. Upon such termination, the Tenant will not be released from any obligations and damages due under the lease prior to termination, and the Landlord shall have the immediate right to re-enter the leased premises and to remove all persons and property therefrom and this Lease shall not be treated as an asset of the Tenant's estate and neither Tenant nor anyone claiming by, through or under Tenant by virtue of any order of the


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court shall be entitled to the possession thereof. Upon the termination of said
Lease, Landlord shall have the right top retain as partial damages, and not as a penalty, any prepaid rents and any security deposited by Tenant hereunder and Landlord shall also be entitled to exercise such rights and remedies to recover from Tenant as damages such amounts as specified in this section and as allowed by law.

         20. LATE CHARGES: All rental payments shall be due and payable at the office of the Landlord on the first of each month and shall be considered late on the sixth day of each month of tenancy. The Landlord, in its sole discretion, may impose a five percent (5%)( late charge on any late payments and shall, upon receipt of late charge notice by Tenant, expect immediate payment or have the right o deduct said late charge from the security deposit made hereunder. Tenant shall also give Landlord ninety (90) days written notice that the Tenant intends to quit the premises at the original date of expiration of the Lease or of any renewal of the Lease term under the conditions of this paragraph.

         21. REMEDIES OF LANDLORD: It is agreed that if the Tenant shall fail to pay the rent, for period in excess of five business days after written notice thereof or any installments thereof as aforesaid, at the time the same shall become due and payable and/or any additional rent as herein provided although no demand, or if the Tenant within twenty days after written notice thereof shall violate or fail or neglect to keep and perform any of the material covenants, conditions and agreements herein contained on the part of the Tenant to be kept and performed or if the demised premises shall become vacant or deserted, then and in each and every such event from thenceforth, and all times thereafter, at the option of the Landlord, the Tenant's right of possession shall thereupon cease and the Landlord shall be entitled to the possession of the demised premises and to re-enter the same without demand of rent or demand of possession of said premises and may forthwith proceed to recover possession of the demised premises by process of law, any notice to quit, or of intention to re-enter the same being hereby expressly waived by the Tenant. And, in the event of such re-entry by process of law or otherwise, the Tenant nevertheless agrees to remain answerable for any and all damage, deficiency or


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loss of rent which the Landlord may sustain by such re-entry, including reasonable attorneys' fees and court costs; and in such case, the Landlord reserves full power, which is hereby acceded to by the Tenant, to relet the said premises for the benefit of Tenant, in liquidation and discharge, in whole or in part, as the cause may be, of liability of the Tenant under the terms and provisions of this Lease.

         In the event of a default on payment of rent by the Tenant, Landlord has the option of (a) re-entering the premises pursuant to the above terms of this paragraph and considering the Lease term terminated at which point the Tenant shall remain responsible for any outstanding rent due, plus any damages, or deficiencies suffered by the Landlord as a result of said re-entry, including reasonable attorneys fee and court costs; (b) enter and re-let the premises without considering the Lease terminated and apply said rentals received from any new Tenant on the lease as a credit to be applied to the balance owed by the original Tenant during the remaining term of the Lease; (c) seek no re-entry and seek recovery of accrued rent in successive suits; or (d) after appropriate written notice by the Landlord to the Tenant of said default, the Landlord, at its option, may declare all of the rent for the then current term of the Lease as due and payable, whether or not such rent has accrued, and Landlord, and its agents shall have the right to re-enter and resume possession of the property, and also to re-let the property as agent for Tenant for any unexpired balance of the then current term and receive the rent arising from such re-letting. Under this alternative, no such entry or re-letting shall constitute either a surrender or termination of this lease except at the option of Landlord or deprive Landlord of any other right, action, or proceeding for rent, possession, or damages by statute or otherwise. However, if the Landlord does activate its option to accelerate said rent, then any suit or litigation commenced under this option shall be for recovery of this entire outstanding amount of rent for the current term minus any credits for re-letting and Landlord will be barred from seeking multiple suits to recover any outstanding rent.


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         And it is further provided, that if, under the provisions hereof, a seven (7) day summons or other applicable summary process shall be served, and a compromise or settlement thereof shall be made, it shall not be construed as a waiver of any breach of any covenant, condition or agreement herein contained and that no waiver of any breach of any covenant, condition or agreement itself, or of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than an account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed in accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         22. DAMAGE BY FIRE OR CASUALTY: In case of damage by fire or other casualty to the demised premises or any part thereof, the Landlord shall have reasonable time within which to repair and restore the damaged portion of said premises, then during the period that the Tenant is deprived of the use of the damaged portion of said premises, the Tenant shall be required to pay rental covering only that part of the premises that it is able to occupy, the rent for the remaining space shall be that portion of the total rent which the amount of square foot area remaining that can be occupied bears to the total square foot of all the premises covered by this lease. If during the term of this lease the premises shall be so damaged by fire or other casualty as to be untenantable, then, unless said damage be repaired within ninety (90) days thereafter as herein specified, either party hereto, upon written notice to the other party given at any time following the expiration of the ninety (90) days after said fire or other casualty, may terminate this lease, in which case the rent shall be apportioned and paid to the date of said fire or other casualty. No compensation, or claim or diminution


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

of rent will be allowed, or paid, by Landlord, by reason of inconvenience, annoyance, or injury to business, arising from the necessity of repairing the demised premises or any portion of the building of which they are a part; however, the necessity may occur.

         23. SUBORDINATION: This lease is subject and subordinate to all ground or underlying leases and to all mortgages and/or deeds of trust which may now or hereafter affect such leases or the real property of which the demised premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination should be required by any mortgage or trustee. In confirmation of all such subordination Tenant shall execute promptly any certificate that the Landlord may request. Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of the Tenant. Provided, however, that notwithstanding the foregoing, the party secured by any such deed of trust shall have the right to recognize this lease and, in the event of any foreclosure sale under such deed of trust, this lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchaser under any such foreclosure sale; and the Tenant covenants and agrees that it will, at the written request of the party secured by such deed of trust, execute, acknowledge and delivery any instrument that has for its purpose and effect the subordination of said deed of trust to the lien of this lease.

         24. EMINENT DOMAIN: Tenant agrees that if the said premises, or any part thereof, shall be taken or condemned for any public or quasi-public use or purpose by any competent authority, Tenant shall have no claim against the Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation; and all right of the Tenant to damages therefore, if any, are hereby assigned by the Tenant to the Landlord. And upon such condemnation or taking, the term of this lease may be terminated by Landlord from the date of such governmental taking or condemnation, and the Tenant shall haven o claim against the Landlord for the value of any unexpired term of this lease.


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         25. SURVIVORSHIP AND ASSIGNMENT: The Landlord shall have the right to distrain for rental and for any other amount due and payable by the Tenant hereunder if the same is not paid when due, pursuant to the applicable statutory requirements. If there is any default by the Tenant hereunder, and pursuant to proper legal action, the Landlord shall have the right to re-enter and take possession of the demised premises.

         26. LEASE RENEWALS: The term of this lease may be extended by the Tenant beyond the initial term for one (1) three (3) year period upon Tenant delivering written notice of such renewal to Landlord ninety (90) days prior to the expiration of the initial term of this lease. All other terms, conditions, covenants and provisions of this lease shall remain in full force and effect during the option period. The rental rate shall be determined upon Landlord's receipt of notice to extend the lease as herein described.

         27. HOLDING OVER: If the Tenant shall, with the knowledge and consent of the Landlord, continue to remain in the premises after the expiration of the term of the lease, then and in that event, Tenant shall, by virtue of this agreement become a Tenant by the month at one and one-half the rental per month of the monthly installment of rent agreed by the said Tenant to be paid as aforesaid, commencing said monthly tenancy with the first day next after the end of the term above demised; and said Tenant shall give to the Landlord at least ninety (90) days' written notice of any intention to quit said premises, and Tenant shall be entitled to thirty (30) days' written notice to quit said premises, except in the event of nonpayment of rent in advance or of the breach of any other covenant by the said Tenant, in which event the said Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived; provided, however, that in the event that the Tenant shall hold over after the expiration of the term hereby created, and if the Landlord shall desire to regain possession of said premises promptly at the expiration of the term aforesaid, then at any time prior to the Landlord's acceptance of rent from the

Tenant as a monthly Tenant hereunder, the Landlord, at its option, may forthwith re-enter and take possession of said premises without process, or by any legal process in force.

         28. POSSESSION: If Landlord shall be unable to give possession of the demised premises on the date of the commencement of the term hereof by reason of the fact that the premises are located in a building being constructed and which has not been sufficiently completed to make the premises ready for occupancy, or by reason of the fact that a certificate of occupancy has not been procured or if the Landlord is unable to give possession of the demised premises on the date of commencement of the term hereof by reason of the holding over or retention of possession of any Tenant or occupancy, or if repairs, improvements or decoration of the demised premises, or of the building of which the demised premises form a part, are not completed, or for any other reasons, Landlord shall not be subject to any liability for failure to give possession on said date. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until the possession of demised premises is given or the premises are available for occupancy by Tenant, and no such failure to give possession on the date of commencement of the term shall in any other respect affect the validity of this lease or the obligations of Tenant hereunder, nor shall same be construed in any way to extend the term of this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease.

         29. RIGHT TO ENTER: The Landlord shall have the right to enter the demised premises at all reasonable hours to examine the same as well as to make any alterations and repairs to the demised premises or to the building, Landlord covenants that such entry shall occur at such times as to cause minimum interference with Tenant's business operations. During the last three months preceding the termination of this Lease, the Landlord shall have the right to enter the demised premises at reasonable hours to exhibit the same for rental.

         30. WRITTEN SPACE PLAN APPROVAL: It is agreed that the Tenant will furnish to the Landlord its partition, electric, telephone and all other requirements by no later than February 20, 1995. Within 10 days after Landlord's submission of working drawings, the Tenant shall approve same in writing. In the event Tenant fails to comply with either of the aforesaid by the date within the time specified, any delay in completing the demised premises shall not in any manner affect commencement date of this lease or the Tenant's liability for the payment of rent from such commencement date, and under such circumstances Landlord agrees to make the demised premises ready for Tenant's occupancy no later than the commencement date of this lease, plus the number of days delay resulting from Tenant's failure to comply with the provisions of this paragraph.

         31. ENVIRONMENTAL CLAUSE:

             (1) Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the leased premises by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord, which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, stored and disposed of in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the leased premises. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the leased premises caused or permitted by Tenant results in contamination of the leased premises, or if contamination of the leased premises by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the leased premises, damages for the loss or restriction on use of rentable or usable space or any amenity of the Premises, damages arising from any advertise impact on marketing of space, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the leased premises. Without limiting the foregoing, if the presence of any Hazardous Material on the leased premises caused or permitted by Tenant result in any contamination of the leased premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the leased premises to the condition existing prior to the introduction of any such Hazardous Material to the leased premises; provided that Landlord's approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the leased premises. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

                  (2) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law.

                  (3) Disclosure. At the commencement of this Lease, and on January 1 of each year thereafter, including January 1 of the year after the termination of this lease, Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, used or disposed of on the leased premises, or which Tenant intends to store, use or dispose of on the leased premises.

                  (4) Inspection. Landlord and its Agents shall have the right, but not the duty, to inspect the leased premises at any time to determine whether Tenant is complying with the terms of this Lease. If Tenant is not in compliance with this Lease, Landlord shall have the right to immediately enter upon the leased premises to remedy any contamination caused by Tenant's failure to comply notwithstanding any other provision of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business but shall not be liable for any interference caused thereby.

                  (5) Default. Any default under this Paragraph shall be material default enabling Landlord to exercise any of the remedies set forth in this Lease.

         32. WRITTEN CHANGES: It is understood and agreed that if the Tenant requires extra facilities, finishes, or services above and beyond the requirements for standard office space as shown in the Landlord's standard allowances, the Tenant will be responsible for the payment of any additional costs. It is further agreed that if the Tenant elects to provide the extra facilities, finishes, or services in lieu of the Landlord's provision of standard facilities, finishes, or services the Landlord will provide the Tenant an offset allowance for the work not done by the Landlord. All such changes shall be in writing signed by both parties.

         33. GENDER: Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution or substitutions. The Landlord herein for convenience has been referred to in neuter form.

         34. NOTICES: All notices required or desired to be given hereunder by either party to the other shall be given by certified or registered mail. Notices to the respective parties shall be addressed as follows:
If to the Landlord -                3975 University Drive, #200
                               ------------------------------------
                                    Fairfax, VA 22030
                               ------------------------------------

If to the Tenant -                     4513 Vernon Boulevard
                               ------------------------------------
                                       Madison, WI 53705
                               ------------------------------------

Either party may, by like written notice, designate a new address to which such notices shall be directed.

         35. SECURITY DEPOSIT:

             (a) Tenant, contemporaneously with execution of this lease, has deposited with Landlord the sum of Two Thousand Four Hundred Twenty-Nine & 52/100 Dollars ($2,429.52), plus the $5,145.34 from the previous lease dated 2/13/92, receipt of which is hereby acknowledged by Landlord, to be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this lease by said Tenant to be kept and performed during the term thereof. If at any time during the term of this lease any of the rent herein reserved shall be overdue and unpaid, or any other sum payable by Tenant to Landlord hereunder shall be overdue and unpaid then landlord may, at the option of Landlord (but Landlord shall not be required to), appropriate and apply any portion of said deposit to the payment of such overdue rent or other sum.

             (b) In the event of the failure of Tenant to keep and perform any of the material terms, covenants, and conditions of the lease, then the Landlord at its option, may appropriate and apply said entire deposit, or so much thereof as may be necessary to compensate the Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this lease.

             (c) Should Tenant surrender the premises at the end of the term of this lease, or upon earlier termination, or retaking by Landlord, and Tenant has failed to keep and perform any of the material terms, covenants, and conditions of this lease, then the Landlord at its option, may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate the Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of the Tenant.

                  (d) Should Tenant comply with all of said material terms, covenants, and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, the said deposit shall be returned in full to Tenant within 30 days after the end of the term of this lease, or the earlier termination of this lease.

                  (e) Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the leased premises, in the event that such interest be sold, and thereupon Landlord shall be discharged from any further liability with respect to such deposit.

         36. VALIDITY CLAUSE: If any term, covenant, condition or provision of the Lease or the application thereof to any circumstance or to any person, firm, or corporation shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions, and provisions of this Lease or the application thereof to any circumstances or to any person, firm, or corporation other than those as to which any term, covenant, condition, or provision is held invalid or unenforceable, shall not be affected thereby, and each remaining term, covenant, condition, and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

         37. ENDORSEMENTS: In Witness Whereof, Landlord and Tenant have hereunto affixed their respective hands and seals (or caused these presents to be executed in their respective corporate name or names and its corporate seal(s) to be affixed by its duly authorized officers) on the day and year first hereinabove written.

AGREED TO AND ACKNOWLEDGED:

LANDLORD:

/s/Arthur E. Foster                                   /s/Judy G. Silvia
------------------------------------                  --------------------------
Arthur E. Foster, General Partner                     Witness

Date:    February 1, 1995
     -------------------------------


TENANT:  PROTIX, INC.

/s/Gregory P. Cutshall                                /s/Judy G. Silvia
------------------------------------                  --------------------------
Gregory P. Cutshall, General Manager                  Witness


Date:             2/1/95
     -------------------------------


/s/Mark. O. Scioscia                                  /s/
------------------------------------                  --------------------------
Mark O. Scioscia, Vice President                      Witness


Date:             2/7/95
     -------------------------------


PERSONAL GUARANTEE:


------------------------------------                  --------------------------
                                                      Witness


Date:
     -------------------------------

                                   ADDENDUM I

This Addendum attaches to and becomes part of the lease between ProTix, Inc. (Tenant) and Guinea Road Associates (Landlord). The lease is dated January 30, 1995.

1. LEASED PREMISES:

         The space leased through March 31, 1995 (the first 36 days of the lease) will be the original 3,405 square feet leased with the rent for this period to be $5,295.96.

2. RETROFIT OF ORIGINAL SPACE:

         Landlord will make the following changes in the original space as soon as possible:

                  a. Demolition of all half walls, and the three small offices along the south window line.
                  b.       Recarpet and repair carpet where needed.
                  c.       Install a three prong outlet for the new computer.
                  d.       Remove the wall for an expanded computer room.
                  e.       Electrical outlets for 70 cubicle areas.
                  f. An opening will be made into the adjoining space April 1, 1995.
                  g.       Enlarge the break room.
                  h. Paint will be touched up and the carpet will be cleaned where necessary in the expansion space.

3. AFTER HOURS HVAC CHARGE:

         The "building standard" hours of operation are from 7:30am to 5:00pm Monday through Friday. Tenant will operate from 9:00am to 9:00pm Monday through Saturday and from 12:00pm to 6:00pm on Sunday.

         Tenant agrees to pay $5.00 per hour for each hour of extra HVAC use. This amount is based on Landlord's cost of HVAC, and at the beginning of each Lease year, Landlord will study HVAC costs and make an adjustment to the per hour amount.

         If Tenant desires to change its hours of operation then Tenant shall give Landlord written notice by the Tuesday of the week prior to the change in hours. Tenant shall pay landlord at the specified per hour rate for each extra hour of HVAC use at the end of each month.

4. AFTER HOURS ELECTRICITY USE:

         Tenant agrees to pay Landlord $100.00 per month for after hours electricity use.

ALL OTHER TERMS AND CONDITIONS OF THE LEASE WILL REMAIN THE SAME.

AGREED TO AND ACCEPTED:


LANDLORD: GUINEA ROAD ASSOCIATES


/s/Arthur E. Foster                               /s/Judy G. Silvia
----------------------------------                ------------------------------
Arthur E. Foster, General Partner                 Witness

Date:    February 1, 1995
     -----------------------------


TENANT:  PROTIX, INC.


/s/Gregory P. Cutshall                            /s/Judy G. Silvia
----------------------------------                ------------------------------
Gregory P. Cutshall, General Manager              Witness

Date:    2/1/1995
     -----------------------------


/s/Mark O. Scioscia                               /s/
----------------------------------                ------------------------------
Mark O. Scioscia, Vice President                  Witness

Date:    2/7/1995
     -----------------------------

                                   ADDENDUM II

This Addendum attaches to and becomes part of the lease by and between Mainland Enterprises, L.C. (Landlord) and Protix, Inc. (Tenant) said lease dated January 30, 1995 for 5,764 leasable square feet at 10680 Main Street, Suite 340, Fairfax, Virginia. By this Addendum, the following additions and changes are made:

1. TERM: The term will be extended for three years commencing April 1, 1998, and terminating March 31, 2001, both dates inclusive.

2. RENTAL RATE: The new base rent for the first lease year of this renewal will be Nine-five Thousand One Hundred Six and no/100 dollars ($95,106.00), or Seven Thousand Nine Hundred Twenty-five and 50/100 dollars ($7,925.50) per month.

3. ANNUAL INCREASE: The previous lease year's total rent shall be increased annually by three percent (3%), plus the operating expenses pass through.

4. CARPET CLEANING: The carpet will be cleaned in the space and Tenant is responsible for moving any of the furniture if they wish to do so.

5. AFTER HOURS ELECTRICITY USE: Tenant agrees to continue to pay Landlord $100.00 per month for after hours electricity use.

All other terms and conditions shall remain the same.

ACKNOWLEDGED AND AGREED TO:

LANDLORD:  MAINLAND ENTERPRISES, L.C.


By:   /s/Donald E. Foster                         /s/Judy Silvia
      ------------------------------------        ------------------------------
      Donald E. Foster, Member                    Witness

            1/30/98
      ------------------
             Date

TENANT:  Protix, Inc.


By:   /s/Gregory P. Cutshall                      /s/C.J. Ratcliffe
      ------------------------------------        ------------------------------
      Gregory P. Cutshall, General Manager        Witness

            1-19-98
      ------------------
             Date


By:   /s/Mark O. Scioscia                         /s/Diane Bartley       1/22/98
      ------------------------------------        -------------------    -------
      Mark O. Scioscia, Vice President            Witness                 Date